                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 31, 1998 (Date of earliest event reported)

                                              Commission file number:  000-24277


                       SQL FINANCIALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                          58-1972600
  (State or other jurisdiction of                           (I.R.S. Employer
   incorporation or organization)                          Identification No.)


                       3950 Johns Creek Court, Suite 100
                             Suwanee, Georgia 30024
                    (Address of principal executive offices)
                                   (Zip code)

                                 (770) 291-3900
              (Registrant's telephone number, including area code)

Item 5. Other Events

     On August 31, 1998, Clarus Corporation (the "Company") issued a press release announcing that it had entered into an Agreement and Plan of Reorganization with Clarus CSA, Inc., a wholly owned subsidiary of the Company, and Elekom Corporation ("Elekom") pursuant to which Elekom will be merged with and into Clarus CSA, Inc. (the "Merger"). The Merger is expected to close in the fourth quarter and is subject to certain terms and conditions.


EXHIBIT INDEX

Exhibit 99.1  Press release dated August 31, 1998


                               [text of release]

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SQL Financials International, Inc.


                                       By: /s/ William A. Fielder III
                                           -------------------------------------
                                           William A. Fielder III
                                           Chief  Financial Officer


Date: September 4, 1998